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                                                                       EXHIBIT 1


                                6,520,222 SHARES

                                DBT ONLINE, INC.

                         COMMON STOCK ($.10 PAR VALUE)


                             UNDERWRITING AGREEMENT

                                                             [        ], 1999


CREDIT SUISSE FIRST BOSTON CORPORATION
INVEMED ASSOCIATES LLC

As Representatives of the Several Underwriters,
   c/o Credit Suisse First Boston Corporation,
    Eleven Madison Avenue,
      New York, N.Y. 10010-3629

Dear Sirs:

         1. Introductory. DBT Online, Inc., a Pennsylvania corporation ("Company"), proposes to issue and sell 1,000,000 shares of its common stock, $.10 par value ("Securities"), and certain of the shareholders listed in Schedule A hereto (all of the shareholders listed in Schedule A being hereinafter referred to as the "Selling Shareholders") propose severally to sell an aggregate of 4,669,758 outstanding shares of the Securities (such 5,669,758 Securities being hereinafter referred to as the "Firm Securities"). Certain of the Selling Shareholders (the "Optional Selling Shareholders") also propose to sell to the Underwriters, at the option of the Underwriters, an amount of not more 850,464 additional shares of the Company's securities (such 850,464 additional shares being hereinafter referred to as the "Optional Securities"). The Firm Securities and the Optional Securities are herein collectively referred to as the "Offered Securities". The Company and the Selling Shareholders hereby agree with the several Underwriters named in Schedule B ("Underwriters") as follows:

         2. Representations and Warranties of the Company and the Selling Shareholders.


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         (a) The Company represents and warrants to, and agrees with, the several Underwriters that:

                  (i) A registration statement (No. 333-85689) relating to the Offered Securities, including a form of prospectus, has been filed with the Securities and Exchange Commission ("Commission") and either
         (A) has been declared effective under the Securities Act of 1933, as amended ("Act"), and is not proposed to be amended or (B) is proposed to be amended by amendment or post-effective amendment. If such registration statement (the "initial registration statement") has been declared effective, either (A) an additional registration statement (the "additional registration statement") relating to the Offered Securities may have been filed with the Commission pursuant to Rule 462(b) ("Rule 462(b)") under the Act and, if so filed, has become effective upon filing pursuant to such Rule and the Offered Securities all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement or (B) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such Rule and upon such filing the Offered Securities will all have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Company does not propose to amend the initial registration statement or if an additional registration statement has been filed and the Company does not propose to amend it, and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("Rule 462(c)") under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "Effective Time" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (A) if the Company has advised the Representatives that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (B) if the Company has advised the Representatives that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed





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         prior to the execution and delivery of this Agreement but the Company has advised the Representatives that it proposes to file one, "Effective Time" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "Effective Date" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all material incorporated by reference therein, including all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) ("Rule 430A(b)") under the Act, is hereinafter referred to as the "Initial Registration Statement". The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "Additional Registration Statement". The Initial Registration Statement and the Additional Registration Statement are hereinafter referred to collectively as the "Registration Statements" and individually as a "Registration Statement". The form of prospectus relating to the Offered Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Act or (if no such filing is required) as included in a Registration Statement, including all material incorporated by reference in such prospectus, is hereinafter referred to as the "Prospectus". No document has been or will be prepared or distributed in reliance on Rule 434 under the Act. No stop order suspending the effectiveness of such Registration Statement or any part thereof has been issued and no proceeding for that purpose has been instituted or, to the best knowledge of the Company, threatened by the Commission.

                  (ii) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement:
         (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission ("Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements




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         therein not misleading, (B) on the Effective Date of the Additional
         Registration Statement (if any), each Registration Statement conformed or will conform, in all material respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, and on each Closing Date (as hereinafter defined) each Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, and no Additional Registration Statement has been or will be filed and (B) on each Closing Date, the Initial Registration Statement and the Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, and no Additional Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in
         Section 7(c).





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                  (iii) The Company has been duly incorporated and is a validly existing corporation in good standing under the laws of the Commonwealth of Pennsylvania, with power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership, leasing or operation of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the condition (financial or other), business, prospects, results of operations or general affairs of the Company and its subsidiaries taken as a whole ("Material Adverse Effect"). The only jurisdictions in which the Company's ownership, leasing or operation of property or the conduct of its business requires qualification to do business as a foreign corporation in good standing are Florida and Nevada.

                  (iv) The Company's only subsidiaries are listed on Exhibit 1 hereto. Each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Prospectus; and each subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership, leasing or operation of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect; all of the issued and outstanding capital stock of each subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of each subsidiary is owned by the Company, directly or through the Company's subsidiaries, free and clear of any mortgage, pledge, lien, security interest, claim, encumbrance or defect of any kind.

                  (v) The Offered Securities to be sold by the Company have been duly authorized and will be, when issued and paid for in accordance with this Agreement, validly issued, fully paid and nonassessable and no further approval or authority of the shareholders or the Board of Directors of the Company is or will be required for the issuance and sale of the Offered Securities to be sold by the Company as contemplated by this Agreement; the Offered Securities to be sold by the Selling Shareholders and all other outstanding shares of capital stock of the Company have been duly authorized, are validly issued, fully paid and nonassessable and have been issued in compliance with applicable federal and state securities laws; the authorized and outstanding capital stock of the Company conforms to the descriptions thereof contained in the Prospectus under the





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         captions "Capitalization" and "Description of Capital Stock"; and the
         shareholders of the Company have no preemptive or similar rights with respect to the Offered Securities or any other securities of the Company.

                  (vi) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any third party that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with the transactions contemplated by this Agreement.

                  (vii) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any third party (whether acting in an individual, fiduciary or other capacity) granting such third party the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such third party or to require the Company to include such securities in the Offered Securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

                  (viii) On the date each Registration Statement was first filed with the Commission, and at the Effective Time, the Company met the conditions for use of Form S-3 under the Act and the Rules and Regulations.

                  (ix) The Securities are listed on the New York Stock Exchange. The Offered Securities to be sold by the Company have been accepted for listing on the New York Stock Exchange, subject to official notice of issuance.

                  (x) Except as disclosed in the Prospectus, no consent, approval, authorization, order, registration or qualification of, or filing with, any third party (whether acting in an individual, fiduciary or other capacity) or any governmental, regulatory or accrediting agency or body or any court is required for the consummation by the Company of the transactions contemplated by this Agreement in connection with the issuance and sale of the Offered Securities, except such as have been obtained and made under the Act and such as may be required under state and foreign securities laws in connection with the issuance and sale of the Offered Securities.

                  (xi) The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated have been duly authorized by all necessary corporate action on the part of the Company and, to the extent required, its shareholders and




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         do not and will not conflict with or result in a breach or violation of any of the terms and provisions of, and do not and will not constitute a default (or an event which with the giving of notice or the lapse of time or both could reasonably be likely to constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets or properties of the Company or any of its subsidiaries (including any individual institution within such entity) under (A) the charter, by-laws or other organizational documents of the Company or any subsidiary, (B) any statute, any rule, regulation, requirement, order or decree of any governmental, regulatory or accrediting agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of their properties, assets or operations, or (C) any indenture, mortgage, loan or credit agreement, note, lease, permit, license or other agreement or instrument to which the Company or any subsidiary is a party or by which the Company or any subsidiary is bound or to which any of the properties, assets or operations of the Company or any subsidiary is subject, except, in the case of clauses (B) and (C), for such breaches or violations which would not, individually or in the aggregate, have a Material Adverse Effect.

                  (xii) This Agreement has been duly authorized, executed and delivered by the Company.

                  (xiii) The Company and its subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free and clear of any mortgage, pledge, lien, security interest, claim or other encumbrance or defect that could individually or in the aggregate materially affect the value thereof, materially interfere with the use made or to be made thereof by them, or have a Material Adverse Effect; and the Company and its subsidiaries hold any leased real or personal property under valid, subsisting and enforceable leases or subleases with no exceptions that would materially interfere with the use made or to be made thereof by them; neither the Company nor any subsidiary is in default under any such lease or sublease; and no material claim of any sort has been asserted by anyone adverse to the rights of the Company or any subsidiary under any such lease or sublease or affecting or questioning the right of such entity to the continued possession of the leased or subleased properties under any such lease or sublease, except for such claims which would not, individually or in the aggregate, have a Material Adverse Effect.

                  (xiv) The Company and its subsidiaries possess all approvals, authorizations, certificates, permits and licenses (collectively, "Licenses") issued by appropriate governmental, regulatory or




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         accrediting agencies or bodies as are necessary to own, lease or operate their properties and conduct the business now operated by them as described in the Prospectus, and all such Licenses are in full force and effect. The Company and its subsidiaries are in substantial compliance with their respective obligations under such Licenses and neither the Company nor any of its subsidiaries has received notice of any proceedings, investigations or inquiries (or is aware of any facts that would form a reasonable basis for any proceedings, investigations or inquiries) relating to the revocation, modification, termination or suspension of any such License or impairment of the rights of the Company or such subsidiaries thereunder that, if determined adversely to the Company or any of its subsidiaries, could individually or in the aggregate have a Material Adverse Effect.

                  (xv) No labor dispute with the employees of the Company or any subsidiary exists or, to the best knowledge of the Company, is imminent that could reasonably be likely to have, individually or in the aggregate, a Material Adverse Effect.

                  (xvi) The Company and its subsidiaries are the exclusive owners of or have obtained valid licenses for all trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, copyright registrations, patents, inventions, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, computer software, systems or procedures), confidential information and any other intellectual property or rights described in the Prospectus as being owned, licensed or used by the Company or any of its subsidiaries or that are necessary for the conduct of their businesses as described in the Prospectus (collectively, "Intellectual Property") and the Company is not aware of any claim (or of any facts that would form a reasonable basis for any claim) to the contrary or any challenge by any third party to the rights of the Company or any of its subsidiaries with respect to any such Intellectual Property or to the validity or scope of any such Intellectual Property and neither the Company nor any of its subsidiaries has any claim against a third party with respect to the infringement by such third party to any such Intellectual Property that, if determined adversely to the Company or any of its subsidiaries, could individually or in the aggregate have a Material Adverse Effect. The Company and its subsidiaries have a good faith belief in the distinctiveness and enforceability of all trademarks, service marks and trade names and in the validity and enforceability of all patents included in the Intellectual Property. The Intellectual Property includes all intellectual property and similar rights necessary for the conduct of the business of the Company as now conducted as described in the Prospectus or as planned to be conducted.



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                  (xvii) To the knowledge of the Company, the properties,
         assets and operations of the Company and its subsidiaries are in compliance with all applicable federal, state, local and foreign environmental laws, rules and regulations, orders, decrees, judgments, permits and licenses relating to public and worker health and safety, and to the protection and clean-up of the natural environment and to the protection or preservation of natural resources and of plant and animal species, and activities or conditions related thereto, including, without limitation, those relating to the production, extraction, processing, manufacturing, generation, handling, disposal, transportation or release of hazardous materials (collectively, "Environmental Laws"). With respect to such properties, assets and operations (including any previously owned, leased or operated properties, assets or operations with respect to such prior period of ownership or operation), there are no past, present or, to the best knowledge of the Company, reasonably anticipated future events, conditions, circumstances, activities, practices, incidents, actions or plans of the Company or any of its subsidiaries that may interfere with or prevent compliance or continued compliance by the Company and its subsidiaries with applicable Environmental Laws. To the knowledge of the Company, neither the Company nor any of its subsidiaries is the subject of any federal, state, local or foreign investigation, and neither the Company nor any of its subsidiaries has received any notice or claim (or is aware of any facts that would be expected to result in any such claim), nor entered into any negotiations or agreements with any third party, relating to any liability or potential liability or remedial action or potential remedial action under Environmental Laws, nor are there any pending, reasonably anticipated or, to the best knowledge of the Company, threatened actions, suits or proceedings against or affecting the Company, any of its subsidiaries or their properties, assets or operations in connection with any such Environmental Laws. The term "hazardous materials" shall mean those substances that are regulated by or form the basis for liability under any applicable Environmental Laws.

                  (xviii) Except as disclosed in the Prospectus, there are no pending actions, suits, proceedings or investigations against or, to the knowledge of the Company, affecting the Company or any of its subsidiaries or any of their respective properties, assets or operations that, if determined adversely to the Company or any of its subsidiaries, could individually or in the aggregate have a Material Adverse Effect, or could materially and adversely affect the ability of the Company to perform its obligations under this Agreement; and no such actions, suits, proceedings or investigations are, to the best knowledge of the Company, threatened or contemplated.




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                  (xix) The historical financial statements of each of the
         Company and the Online Public Records Business (a Division of Information America, Inc., including the KnowX.com and Informed product lines) (the "Online Public Records Business") and related schedules and notes included in each Registration Statement and the Prospectus (including, without limitation, the financial statements incorporated by reference therein) comply with the requirements of the Act and the Rules and Regulations, present fairly the financial position of the Company and its consolidated subsidiaries or the Online Public Records Business, as applicable, as of the dates shown and the results of operations and cash flows of the Company and its consolidated subsidiaries or the Online Public Records Business, as applicable, for the periods shown, and such financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis. The other financial information and statistical data set forth in the Prospectus present fairly, in all material respects, the information shown therein and have been compiled on a basis consistent with that of the audited consolidated financial statements included in the Registration Statements. The pro forma financial statements and other pro forma financial information included in the Prospectus present fairly the information shown therein, have been prepared in accordance with the applicable accounting requirements of Rule 11-02 of Regulation S-X of the Rules and Regulations, have been properly compiled on the pro forma basis described therein and, in the opinion of the Company, the assumptions used provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events reflected therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

                  (xx) Since the dates as of which information is given in each Registration Statement and the Prospectus, (A) neither the Company nor any of its subsidiaries has incurred any material liability or obligation (indirect, direct or contingent) or entered into any material, verbal or written agreement or other transaction that is not in the ordinary course of business or that could result in a material reduction in the future earnings of the Company; (B) there has been no material change, except as contemplated by the Prospectus, in the indebtedness of the Company, no change in the capital stock of the Company and no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock; and (C) there has been no material adverse change, nor, to the knowledge of the




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         Company, any development or event involving a prospective material adverse change, in the condition (financial or other), business, prospects or results of operations or general affairs of the Company and its subsidiaries taken as a whole.

                  (xxi) The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be, an "investment company" as defined in the Investment Company Act of 1940, as amended.

                  (xxii) Except as set forth in the Prospectus, there are no outstanding (A) securities or obligations of the Company convertible into or exchangeable for any capital stock of the Company, (B) warrants, rights or options to subscribe for or purchase from the Company any such capital stock or any such convertible or exchangeable securities or obligations or (C) obligations of the Company to issue such shares, any such convertible or exchangeable securities or obligations, or any such warrants, rights or obligations.

                  (xxiii) Each "employee benefit plan" within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), in which employees of the Company or any subsidiary participate or as to which the Company or any subsidiary has any liability (the "ERISA Plans") is, to the knowledge of the Company, in compliance with the applicable provisions of ERISA and the Internal Revenue Code of 1986, as amended (the "Code") including, in the case of any ERISA Plan intended to be qualified under Code Section 401(a), the provisions of Code Section 401(a). A determination letter has been received from the IRS as to each ERISA Plan that is intended to be qualified under Code Section 401(a) and neither the Company nor any of its subsidiaries is aware of any circumstances likely to result in the revocation of any such determination letter. To the knowledge of the Company, neither the Company nor any subsidiary has any liability, with respect to the ERISA Plans or otherwise and whether or not contingent, under Title IV of ERISA, nor does the Company expect that any such liability will be incurred. Neither the Company nor any subsidiary has any liability, whether or not contingent, with respect to any ERISA Plan that provides post-retirement welfare benefits. The descriptions of the Company's stock option, stock bonus and other stock plans or arrangements, and of the options or other rights granted and exercised thereunder, set forth in the Prospectus are accurate and complete in all material respects.

                  (xxiv) The Company and its subsidiaries have filed on a timely basis all federal, state, local and foreign tax returns required to be filed, such returns are complete and correct, and all




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         taxes shown by such returns or otherwise assessed that are due and payable have been paid, except such taxes as are being contested in good faith and as to which adequate reserves have been provided. The charges, accruals and reserves on the books of the Company and its subsidiaries in respect of any tax liability for any year not finally determined are, to the knowledge of the Company, adequate to meet assessments or reassessments, if any, for additional taxes; and there has been no tax deficiency asserted and the Company is not aware of any facts that would form a reasonable basis for the assertion of any tax deficiency against the Company or any of its subsidiaries that could individually or in the aggregate have a Material Adverse Effect.

                  (xxv) The Company and its subsidiaries maintain a system of internal accounting controls that the Company believes are sufficient for purposes of the prevention or detection of errors or irregularities in amounts that could be expected to be material to the Company's consolidated financial statements and the recording of transactions so as to permit the preparation of such consolidated financial statements in conformity with generally accepted accounting principles.

                  (xxvi) Neither the Company nor any of its subsidiaries is in violation of (A) its charter, by-laws or other organizational documents or (B) any applicable law, ordinance, administrative or governmental or regulatory rule, regulation or any order, decree or judgment of any court or governmental, regulatory or accrediting agency or body having jurisdiction over the Company or any subsidiary, except in the case of clause (B) for any such violations which would not, individually or in the aggregate, have a Material Adverse Effect; and no event of default or event that, but for the giving of notice or the lapse of time or both, would constitute an event of default exists, or upon consummation of the transactions contemplated by this Agreement or the Prospectus, including, without limitation, the use of proceeds from the sale of the Offered Securities in the manner contemplated by the description under the caption "Use of Proceeds" contained in the Prospectus will exist, under any indenture, mortgage, loan or credit agreement, note, lease, permit, license or other agreement or instrument to which the Company or any subsidiary is a party or by which the Company or any subsidiary is bound or to which any of the properties, assets or operations of the Company or any subsidiary is subject. There are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statements or the Prospectus or to be filed as exhibits to the Registration Statements that are not described or filed as required.




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

                  (xxvii) The Company and its subsidiaries carry or are entitled to the benefits of insurance in such amounts as are customary in the businesses in which they are engaged, and all such insurance is in full force and effect.

                  (xxviii) The Company has not taken and will not take, directly or indirectly, any action designed to or that could cause or result in stabilization or manipulation of the price of the Offered Securities to facilitate the sale or resale of the Offered Securities.

         (b) Each Selling Shareholder severally represents and warrants to, and agrees with, the several Underwriters that:

                  (i) Such Selling Shareholder has (except to the extent that 1,275,944 Offered Securities owned by Hank E. Asher are subject to a security interest in favor of SunTrust Bank, South Florida, N.A. pursuant to that certain loan agreement dated October 16, 1998 among Hank E. Asher, Asher Investment Partners and SunTrust Bank, South Florida, N.A.) and on each Closing Date hereinafter mentioned will have valid and unencumbered title to the Offered Securities to be delivered by such Selling Shareholder on such Closing Date and full right, power and authority to enter into this Agreement and the Custody Agreement (the "Custody Agreement") and Irrevocable Power of Attorney (the "Power of Attorney") entered into by such Selling Shareholder in connection with the transactions contemplated hereby and to sell, assign, transfer and deliver the Offered Securities to be delivered by such Selling Shareholder on such Closing Date hereunder; and upon the delivery of and payment for the Offered Securities on each Closing Date hereunder the several Underwriters will acquire valid and unencumbered title to the Offered Securities to be delivered by such Selling Shareholder on such Closing Date.

                  (ii) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement:
         (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all material respects to the requirements of the Act and the Rules and Regulations and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all material respects to the requirements of the Act and the Rules and Regulations did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, and on each Closing Date, each Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this
         Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading and (B) on each Closing Date, the Initial Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading. The two preceding sentences apply only to the extent that any statements in or omissions from a Registration Statement or the Prospectus are based on written information furnished to the Company by such Selling Shareholder specifically for use therein.

                  (iii) This Agreement, the Custody Agreement and Power of Attorney have each been duly authorized, executed and delivered by or on behalf of such Selling Shareholder and this Agreement, the Custody Agreement and Power of Attorney each constitute the legal, valid and binding obligations of such Selling Shareholder enforceable against such Selling Shareholder in accordance with their respective terms.

                  (iv) No consent, approval, authorization, order, registration or qualification of, or filing with, any third party (whether acting in an individual, fiduciary or other capacity) or any governmental or regulatory agency or body or court is required to be obtained or made by such Selling Shareholder for the consummation of the transactions contemplated by this Agreement, the Custody Agreement and Power of Attorney in connection with the sale of the Offered Securities by such Selling Shareholder, except such as have been obtained and made under the Act and such as may be required under state and foreign securities laws.

                  (v) The execution, delivery and performance by such Selling Shareholder of this Agreement, the Custody Agreement and Power of Attorney and the sale of the Offered Securities being sold by such Selling Shareholder do not and will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute or will constitute a default (or an event which with the giving of notice or the lapse of time or both could reasonably be likely to constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon the Offered Securities to be sold by such Selling Shareholder under (A) any statute, any rule, regulation, requirement, order or decree of any governmental or regulatory agency or body, or any court, domestic or foreign, having jurisdiction over such Selling Shareholder or any of his or her properties, assets or operations or (B) any indenture, mortgage, loan or credit agreement, note, lease, permit, license or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder is bound or to which any of the properties, assets or operations of such Selling Shareholder is subject, and such Selling Shareholder has full power and authority to authorize, issue and sell the Offered Securities being sold by such Selling Shareholder as contemplated by this Agreement.

                  (vi) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between such Selling Shareholder and any third party that would give rise to a valid claim against such Selling Shareholder or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with the transactions contemplated by this Agreement, the Custody Agreement and Power of Attorney.

                  (vii) Such Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to or that could cause or result in stabilization or manipulation of the price of the Offered Securities to facilitate the sale or resale of the Offered Securities.

         3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and each Selling Shareholder agree, severally and not jointly, to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company and each Selling Shareholder, at a purchase price of $[ ] per share, that number of Firm Securities (rounded up or down, as determined by Credit Suisse First Boston Corporation ("CSFBC") in its discretion, in order to avoid fractions) obtained by multiplying 1,000,000 Firm Securities in the case of the Company and the number of Firm Securities set forth opposite the name of such Selling Shareholder in Schedule A hereto, in the case of each Selling Shareholder, in each case by a fraction the numerator of which is the number of Firm Securities set forth opposite the name of such Underwriter in Schedule B hereto and the denominator of which is the total number of Firm Securities.

         Certificates in negotiable form for the Offered Securities to be sold by the Selling Shareholders hereunder have been placed in custody, for delivery under this Agreement, under the Custody Agreements made with [ ], as custodian ("Custodian"). Each Selling Shareholder agrees that the shares represented by the certificates held in custody for the Selling Shareholders under such Custody Agreements are subject to the interests of the Underwriters hereunder, that the arrangements made by the Selling Shareholders for such custody are to that extent irrevocable, and that the obligations of the Selling Shareholders hereunder shall not be terminated by operation of law, whether by the death of any individual Selling Shareholder or the occurrence of any other event, or in the case of a trust, by the death of any trustee or trustees or the termination of such trust. If any individual Selling Shareholder or any such trustee or trustees should die, or if any other such event should occur, or if any of such trusts should terminate, before the delivery of the Offered Securities hereunder, certificates for such Offered Securities shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such death or other event or termination had not occurred, regardless of whether or not the Custodian shall have received notice of such death or other event or termination.

         The Company and the Custodian will deliver the Firm Securities to the Representatives for the accounts of the Underwriters, against payment of the purchase price in Federal (same day) funds by wire transfer to an account at a bank acceptable to CSFBC drawn to the order of the Company in the case of 1,000,000 shares of Firm Securities and to the order of the Custodian in the case of 4,669,758 shares of Firm Securities, at the office of Dewey Ballantine, 1301 Avenue of the Americas, New York, New York 10019, at 10:00 A.M., New York time, on [ ], 1999, or at such other time not later than seven full business days thereafter as CSFBC and the Company determine, such time being herein referred to as the "First Closing Date". The certificates for the Firm Securities so to be delivered will be in definitive form, in such denominations and registered in such names as CSFBC requests and will be made available for checking and packaging at the office of Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, New York 10010-3629 at least 24 hours prior to the First Closing Date.

         In addition, upon written notice from CSFBC given to the Company and the Optional Selling Shareholders from time to time not more than 30 days subsequent to the date of the Prospectus, the Underwriters may purchase all or less than all of the Optional Securities at the purchase price per Security to be paid for the Firm Securities. With respect to the first 128,986 Optional Securities purchased by the Underwriters, Jack H. Reed and Sharon Gunther will sell, severally and not jointly, to the Underwriters the respective numbers of Optional Securities obtained by multiplying the number of Optional Securities specified in such notice by a fraction the numerator of which is the number of shares set forth opposite the name of Jack Reed or Sharon Gunther, as applicable, in Schedule A hereto under the caption "Number of Optional Securities to be Sold" and the denominator of which is 128,986 (subject to adjustment by CSFBC to eliminate fractions). With respect to the remainder of the Optional Securities purchased by the Underwriters, Charles A. Asher will sell to the Underwriters the numbers of Optional Securities specified in such notice. Such Optional Securities shall be purchased from each Optional Selling Shareholder for the account of each Underwriter in the same proportion as the number of Firm Securities set forth opposite such Underwriter's name bears to the total number of Firm Securities (subject to adjustment by CSFBC to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by CSFBC to the Company and the Optional Selling Shareholders.

         Each time for the delivery of and payment for the Optional Securities, being herein referred to as an "Optional Closing Date", which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "Closing Date"), shall be determined by CSFBC but shall be not later than five full business days after written notice of election to purchase Optional Securities is given. The Custodian will deliver the Optional Securities being purchased on each Optional Closing Date to the Representatives for the accounts of the several Underwriters, against payment of the purchase price therefor in Federal (same day) funds by wire transfer to an account of the Custodian at a bank acceptable to CSFBC, at the office of

Dewey Ballantine, 1301 Avenue of the Americas, New York, New York 10019. The certificates for the Optional Securities being purchased on each Optional Closing Date will be in definitive form, in such denominations and registered in such names as CSFBC requests upon reasonable notice prior to such Optional Closing Date and will be made available for checking and packaging at the office of CSFBC, Eleven Madison Avenue, New York, New York 10010-3629, at a reasonable time in advance of such Optional Closing Date.

         4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Prospectus.

         5. Certain Agreements of the Company and the Selling Shareholders. The Company agrees with the several Underwriters and the Selling Shareholders and, with respect to the last sentence of clause (j) and clauses (k) and (l) below, the Selling Shareholders agree with the Company and the several Underwriters that:

                  (a) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by CSFBC, subparagraph (4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the fifteenth business day after the Effective Date of the Initial Registration Statement. The Company will advise CSFBC promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Offered Securities under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Company will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by CSFBC.

                  (b) The Company will advise CSFBC promptly of any proposal to amend or supplement the initial or any additional registration statement as filed or the related prospectus or the Initial Registration Statement, the Additional Registration Statement (if any) or the Prospectus and will not effect such amendment or supplementation without CSFBC's prior consent, which consent shall not be unreasonably withheld; and the Company will also advise CSFBC promptly of the effectiveness of each Registration Statement (if the Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

                  (c) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs or a condition exists as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will promptly notify CSFBC of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither CSFBC's consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6 hereof.

                  (d) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its security holders an earnings statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of Section 11(a) of the Act. For the purpose of the preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

                  (e) The Company will furnish to the Representatives copies of each Registration Statement (two of which will be signed and will include all exhibits and signed accountant's reports of Deloitte & Touche LLP, PricewaterhouseCoopers LLP and Corbin & Wertz, each related preliminary prospectus, and, so long as a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case in such quantities as CSFBC reasonably requests. The Prospectus shall be so furnished on or prior to 3:00 P.M., New York time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other such documents shall be so furnished as soon as available. The Company will pay the expenses of printing and distributing to the Underwriters all such documents.

                  (f) During the period of five years hereafter, the Company will furnish to the Representatives and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to shareholders for such year; and the Company will furnish to the Representatives (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Securities Exchange Act of 1934, as amended, or mailed to shareholders and (ii) from time to time, such other information concerning the Company as CSFBC may reasonably request.

                  (g) For a period of 100 days after the date of the public offering of the Offered Securities, the Company will not, directly or indirectly, offer, sell, contract to sell, pledge or otherwise dispose of, or file or cause to be filed with the Commission a registration statement under the Act relating to, any shares of its Securities or securities or other rights convertible into or exchangeable or exercisable for any shares of its Securities, or publicly disclose the intention to make any such offer, sale, pledge, disposal or filing, without the prior written consent of CSFBC, except for (i) issuances of securities by the Company pursuant to employee stock option plans or dividend reinvestment plans either in effect as of the date hereof or as may be approved subsequent to the date hereof by the Board of Directors of the Company or (ii) the exercise of warrants outstanding on the date hereof.

                  (h) The Company will use its reasonable best efforts to cause the officers, directors and shareholders listed on Exhibit 2 to agree that each such person will not, directly or indirectly, for a period of 100 days after the date of the public offering of the Offered Securities, offer, sell, contract to sell, pledge or otherwise dispose of, or request or demand the filing with the Commission of a registration statement under the Act relating to any shares of the Securities of the Company or securities or other rights convertible into or exchangeable or exercisable for any shares of Securities, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of CSFBC.

                  (i) The Company will apply the net proceeds of the Offering received by the Company contemplated hereunder in the manner set forth in the Prospectus under the caption "Use of Proceeds".

                  (j) The Company and each Selling Shareholder agrees with the several Underwriters that (i) Hank Asher will pay for any filing fees and other expenses (including fees and disbursements of counsel) in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC designates and the printing of memoranda relating thereto, for the filing fee incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the National Association of Securities Dealers, Inc. of the Offered Securities, and for expenses incurred in printing and distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) or related documents and all other legal fees of the Company (up to a maximum amount for legal fees of $200,000), except that the Company will pay its pro rata share of such fees and expenses; and (ii) the Company will pay all other expenses incident to the performance of the obligations of the Company and the Selling Shareholders under this Agreement and for any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities. Each Selling Shareholder agrees to pay (i) for any transfer taxes on the sale by such Selling Shareholder of such Selling Shareholder's Offered Securities to the Underwriters and (ii) all legal and other expenses incurred directly by such Selling Shareholder in connection with the Offering.

                  (k) Each Selling Shareholder agrees to deliver to CSFBC (Attention: Transactions Advisory Group) on or prior to the First Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

                  (l) Each Selling Shareholder agrees, for a period of 100 days after the date of the public offering of the Offered Securities, not to, directly or indirectly, offer, sell, contract to sell, pledge or otherwise dispose of, or request or demand the filing with the Commission of a registration statement under the Act relating to any shares of the Securities of the Company or securities or other rights convertible into or exchangeable or exercisable for any shares of Securities, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of CSFBC.

                  (m) The Company will use its best efforts to effect the listing of the Offered Securities on the New York Stock Exchange

         6. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Firm Securities on the First Closing Date and the Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Shareholders herein, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company and the Selling Shareholders of their obligations hereunder and to the following additional conditions precedent:

                  (a) The Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective
         Time), of Deloitte & Touche LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

                           (i) in their opinion the financial statements and
                  schedules examined by them and included in the Registration Statements or in the material incorporated by reference into the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

                           (ii) they have performed the procedures specified by
                  the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements examined by them and included in the Registration Statements or in the material incorporated by reference into the Prospectus;

                           (iii) on the basis of the review referred to in
                  clause (ii) above, a reading of the latest available interim financial statements of the Company, a reading of the minutes of all meetings of the shareholders and directors (including each committee thereof) of the Company and its subsidiaries, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                                    (A) the unaudited financial statements
                           included in the Registration Statements and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles;

                                    (B) the information set forth in the
                           Prospectus under the captions "Summary Financial Data" and "Selected Consolidated Financial and Other Data" does not agree with the amounts set forth in the unaudited consolidated financial statements or the audited consolidated financial statements, as the case may be, from which it was derived or were not determined on a basis substantially consistent with that of the corresponding amounts in the unaudited statements or the audited statements included in the Registration Statements and the Prospectus;

                                    (C) at the date of the latest available
                           balance sheet read by such accountants, or at a subsequent specified date not more than three days prior to the date of this Agreement, there was any decrease in stockholders' equity or change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net current assets or net assets, as compared with amounts shown on the latest balance sheet included in the Registration Statements and the Prospectus; or

                                    (D) for the period from the closing date of
                           the latest statement of operations included in the Registration Statements and the Prospectus to the closing date of the latest available statement of operations read by such accountants there were any decreases, as compared with the corresponding period of the previous year and with the period of corresponding length ended the date of the latest statement of operations included in the Registration Statements and the Prospectus, in consolidated net revenues and royalties or consolidated net income, or in the total or per share amounts of consolidated net income or income from operations, or any increases or decreases, as the case may be, in other items specified by the Representatives;

                  except in all cases set forth in clauses (C) and (D) above for changes, increases or decreases which the Prospectus discloses have occurred;

                           (iv) they have proved the arithmetic accuracy of the
                  application of the pro forma adjustments to the historical amounts in the unaudited pro forma financial statements included in the Registration Statements and the Prospectus and on the basis of the foregoing procedure and a reading of the unaudited pro forma financial statements included in the Registration Statements and the Prospectus, a reading of the minutes of all meetings of the stockholders and directors (including each committee thereof) of the Company and its subsidiaries, inquiries of officials of the Company who have responsibility for financial and accounting matters about (i) the basis for the determination of the pro forma adjustments and (ii) whether the unaudited pro forma consolidated statement of operations complies as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X under the Act and other specified procedures, nothing came to their attention that caused them to believe that the pro forma financial statements included in the Registration Statements and the Prospectus do not comply in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X under the Act or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such financial statements or on the pro forma basis described in the notes thereto;

                           (v) they have compared specified dollar amounts (or
                  percentages derived from such dollar amounts) and other financial information contained in the Registration Statements and the Prospectus (in each case to the extent that such dollar amounts, percentages, numerical data and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages, numerical data and other financial information to be in agreement with such results.

         For purposes of this subsection, (i) if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, "Registration Statements" shall mean the initial registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time; (ii) if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Registration Statement is subsequent to such execution and delivery, "Registration Statements" shall mean the Initial Registration Statement and the additional registration statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time; and (iii) "Prospectus" shall mean the prospectus included in the Registration Statements. All financial statements and schedules included in material incorporated by reference into the Prospectus shall be deemed included in the Registration Statements for purposes of this subsection.

                  (b) The Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective
         Time), of PricewaterhouseCoopers LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

                           (i) in their opinion the financial statements and
                  schedules of the Online Public Records Business examined by them and included in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

                           (ii) they have performed the procedures specified by
                  the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial

                  Information, on the unaudited financial statements of the Online Public Records Business examined by them and included in the Registration Statements;

                           (iii) on the basis of the review referred to in
                  clause (ii) above, a reading of the latest available interim financial statements of the Online Public Records Business, inquiries of officials of the Online Public Records Business who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                                    (A) the unaudited financial statements of
                           the Online Public Records Business included in the Registration Statements and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles;

                                    (B) at the date of the latest available
                           balance sheet read by such accountants, or at a subsequent specified date not more than three days prior to the date of this Agreement, there was any decrease in stockholders' equity or change in the capital stock or any increase in short-term indebtedness or long-term debt of the Online Public Records Business or, at the date of the latest available balance sheet read by such accountants, there was any decrease in net current assets or net assets, as compared with amounts shown on the latest balance sheet of the Online Public Records Business included in the Registration Statements and the Prospectus; or

                                    (C) for the period from the closing date of
                           the latest statement of operations of the Online Public Records Business included in the Registration Statements and the Prospectus to the closing date of the latest available statement of operations of the Online Public Records Business read by such accountants there were any decreases, as compared with the corresponding period of the previous year and with the period of corresponding length ended the date of the latest statement of operations of the Online Public Records Business included in the

                           Registration Statements and the Prospectus, in net revenues or net income, or in the total amounts of net income or income from operations, or any increases or decreases, as the case may be, in other items specified by the Representatives;

                  except in all cases set forth in clauses (B) and (C) above for changes, increases or decreases which the Prospectus discloses have occurred;

                           (iv) they have compared specified dollar amounts (or
                  percentages derived from such dollar amounts) and other financial information of the Online Public Records Business contained in the Registration Statements and the Prospectus (in each case to the extent that such dollar amounts, percentages, numerical data and other financial information are derived from the general accounting records of the Online Public Records Business subject to the internal controls of the Online Public Records Business accounting system or are derived from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages, numerical data and other financial information to be in agreement with such results.

         For purposes of this subsection, (i) if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, "Registration Statements" shall mean the initial registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time; (ii) if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Registration Statement is subsequent to such execution and delivery, "Registration Statements" shall mean the Initial Registration Statement and the additional registration statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time; and (iii) "Prospectus" shall mean the prospectus included in the Registration Statements. All financial statements and schedules included in material incorporated by reference into the Prospectus shall be deemed included in the Registration Statements for purposes of this subsection.

                  (c) The Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective
         Time), of Corbin & Wertz confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder, that they have audited the financial statements of I.R.S.C., Inc. and subsidiaries as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998 and stating to the effect that in their opinion the financial statements and schedules examined by them and referenced in their report included in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

         For purposes of this subsection, (i) if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, "Registration Statements" shall mean the initial registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time; (ii) if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Registration Statement is subsequent to such execution and delivery, "Registration Statements" shall mean the Initial Registration Statement and the additional registration statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time; and (iii) "Prospectus" shall mean the prospectus included in the Registration Statements. All financial statements and schedules included in material incorporated by reference into the Prospectus shall be deemed included in the Registration Statements for purposes of this subsection.

                  (d) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by CSFBC. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to any Underwriter, or shall have occurred at such later date as shall have been consented to by CSFBC. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and
         Section 5(a) of this Agreement. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of any Selling Shareholder, the Company or the Representatives, shall be contemplated by the Commission.

                  (e) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, prospects, results of operations or general affairs of the Company or its subsidiaries which, in the judgment of a majority in interest of the Underwriters including the Representatives, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by U.S. Federal or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters including the Representatives, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities.

                  (f) The Representatives shall have received an opinion, dated such Closing Date, of Morgan, Lewis & Bockius LLP, counsel for the Company, to the effect that:

                           (i) The Company is a corporation duly incorporated
                  and validly subsisting in good standing under the laws of the Commonwealth of Pennsylvania, with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in the States of Florida and Nevada.

                           (ii) The Offered Securities delivered on such
                  Closing Date by the Company have been duly authorized and will be, when issued and paid for in accordance with this Agreement, validly issued, fully paid and nonassessable and the Offered Securities delivered on such Closing Date by the Selling Shareholders have been duly authorized, validly issued, fully paid and nonassessable; no further approval or authority of the shareholders or the Board of Directors of the Company is or will be required for the issuance and sale of the Offered Securities as contemplated by this Agreement; to the best knowledge of such counsel, the shareholders of the Company have no statutory or other preemptive or similar rights with respect to the Offered Securities; and all outstanding shares of the capital stock of the Company have been duly authorized, are validly issued, are fully paid and non-assessable and have been issued in compliance with applicable federal and state securities laws; the authorized and outstanding shares of capital stock of the Company are as set forth in the Prospectus under the captions "Capitalization" and "Description of Capital Stock" as of the dates stated therein and conform to the descriptions thereof contained in the Prospectus.

                           (iii) All of the issued and outstanding capital
                  stock of each of the Company's subsidiaries has been duly authorized and validly issued, is fully paid and non-assessable and is owned directly by the Company.

                           (iv) To the knowledge of such counsel, except as
                  disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any third party (whether acting in an individual, fiduciary or other capacity) granting such third party the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such third party or to require the Company to include such securities in the Offered Securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

                           (v) To the knowledge of such counsel, except as
                  disclosed in the Prospectus, no consent, approval, authorization, order, registration or qualification of, or filing with, any third party (whether acting in an individual, fiduciary or other capacity) or any governmental, regulatory or accrediting agency or body or any court is required for the consummation by the Company of the transactions contemplated by this Agreement in connection with the issuance and sale of the Offered Securities, except such as have been obtained and made under the Act and such as may be required under foreign or state securities laws in connection with the issuance and sale of the Offered Securities.

                           (vi) This Agreement has been duly authorized,
                  executed and delivered by or on behalf of the Company.

                           (vii) The execution, delivery and performance of
                  this Agreement and the consummation of the transactions herein contemplated do not and will not conflict with or result in a breach or violation of any of the terms and provisions of, and do not and will not constitute a default (or an event which with the giving of notice or the lapse of time or both could reasonably be likely to constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets or properties of the Company or any of its subsidiaries (including any individual institution within such entity) under, and neither the Company nor any of its subsidiaries is in violation of
                  (A) the charter, by-laws or other organizational documents of the Company or any subsidiary, (B) to the best knowledge of such counsel, any statute, any rule, regulation, requirement, order or decree of any governmental, regulatory or agency or body or any court having jurisdiction over the Company or any subsidiary or any of their properties, assets or operations or (C) to the best knowledge of such counsel, any indenture, mortgage, loan or credit agreement, note, lease, permit, license or other agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any subsidiary is bound or to which any of the properties, assets or operations of the Company or any subsidiary is subject, except, in the case of clause (C), for such breaches or violations which would not, individually or in the aggregate, have a Material Adverse Effect.

                           (viii) Except as set forth in the Prospectus, to the
                  best knowledge of such counsel, there are no outstanding (A) securities or obligations of the Company convertible into or exchangeable for any capital stock of the Company, (B) warrants, rights or options to subscribe for or purchase from the Company any such capital stock or any such convertible or exchangeable securities or obligations or (C) obligations of the Company to issue such shares, any such convertible or exchangeable securities or obligations, or any such warrants, rights or obligations.

                           (ix) The Company is not and, after giving effect to
                  the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended.

                           (x) To the best knowledge of such counsel, there are
                  no statutes, regulations, contracts or other documents that are required to be described in the Registration Statements or the Prospectus or to be filed as exhibits to the Registration Statements that are not described or filed as required.

                           (xi) The Initial Registration Statement was declared
                  effective under the Act as of the date and time specified in such opinion, the Additional Registration Statement (if any) was filed and became effective under the Act as of the date and time (if determinable) specified in such opinion, the Prospectus either was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein or was included in the initial Registration Statement or the Additional Registration Statement (as the case may be), and, to the best knowledge of such counsel, no stop order suspending the effectiveness of a Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and each Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates (it being understood that such counsel need express no opinion as to the financial statements and schedules or other financial or statistical data contained in the Registration Statements and the Prospectus), complied as to form in all material respects with the requirements of the Act and the Rules and Regulations.

                  In addition, such counsel shall also state that it has participated in conferences with representatives of the Underwriters, officers and representatives of the Company and representatives of the independent public accountants of the Company, at which conferences the contents of the Registration Statements and the Prospectus and related matters were discussed, and although such counsel does not pass upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statements and the Prospectus, on the basis of the foregoing (relying as to materiality in part upon the factual statements of officers and representations of the Company), no facts have come to the attention of such counsel that cause such counsel to believe that any part of the Registration Statement or any amendment thereto, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any supplement thereto, as of its issue date or as of such Closing Date, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief as to the financial statements and schedules or other financial or statistical data contained in the Registration Statements and the Prospectus).

                  Such opinion shall be to such further effect with respect to other legal matters relating to this Agreement and the transactions contemplated hereby as the Representatives and counsel to the Underwriters may reasonably request. In rendering such opinion, such counsel may rely as to matters governed by the laws of jurisdictions other than the laws of jurisdictions in which such counsel are admitted to practice and the federal laws of the United States upon the opinions of counsel reasonably satisfactory to the Representatives and counsel to the Underwriters.

                  (g) The Representatives shall have received an opinion, dated such Closing Date, of Thomas J. Hoolihan, Vice President and General Counsel of the Company, to the effect that:

                           (i) Each of the Company's subsidiaries has been duly
                  incorporated and is a validly existing corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate or other) to own, lease and operate its properties and to conduct is business as described in the Prospectus; and each subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership, leasing or operation of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect;

                           (ii) All of the issued and outstanding capital stock
                  of each of the Company's subsidiaries is owned by the Company, directly or through subsidiaries, free and clear of any mortgage, pledge, lien, security interest, claim, encumbrance or defect of any kind; and there are no rights granted to or in favor of any third party (whether acting in an individual, fiduciary or other capacity) other than the Company to acquire any such capital stock, any additional capital stock or any other securities of any subsidiary.

                           (iii) To the best knowledge of such counsel, the
                  Company and its subsidiaries possess all Licenses issued by appropriate governmental or regulatory agencies or bodies as are necessary to own, lease or operate their properties and conduct the business now operated by them, and all such Licenses are in full force and effect. To the best knowledge of such counsel, the Company and its subsidiaries are in substantial compliance with their respective obligations under such Licenses, subject to such qualifications as are described in the Prospectus, and neither the Company nor any of its subsidiaries has received notice of any proceedings, investigations or inquiries (or is aware of any facts that would form a reasonable basis for any proceedings, investigations or inquiries) relating to the revocation, modification, termination or suspension of any such License or impairment of the rights of the Company or such subsidiaries thereunder that, if determined adversely to the Company or any of its subsidiaries, could individually or in the aggregate have a Material Adverse Effect.

                           (iv) The execution, delivery and performance of this
                  Agreement and the consummation of the transactions herein contemplated have been duly authorized by all necessary corporate action on the part of the Company and, to the extent required, its shareholders and do not and will not conflict with or result in a breach or violation of any of the terms and provisions of, and do not and will not constitute a default (or an event which with the giving of notice or the lapse of time or both could reasonably be likely to constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets or properties of the Company or any of its subsidiaries (including any individual institution within such entity) under, and neither the Company nor any of its subsidiaries is in violation of (A) the charter, by-laws or other organizational documents of the Company or any subsidiary, (B) to the best knowledge of such counsel, any statute, any rule, regulation, requirement, order or decree of any governmental, regulatory or agency or body or any court having jurisdiction over the Company or any subsidiary or any of their properties, assets or operations or (C) to the best knowledge of such counsel, any indenture, mortgage, loan or credit agreement, note, lease, permit, license or other agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any subsidiary is bound or to which any of the properties, assets or operations of the Company or any subsidiary is subject, except, in the case of clause (C), for such breaches or violations which would not, individually or in the aggregate, have a Material Adverse Effect.

                           (v) Except as disclosed in the Prospectus, there are
                  no pending or, to the best knowledge of such counsel, threatened actions, suits, proceedings or investigations against or affecting the Company or any of its subsidiaries or any of their respective properties, assets or operations that could materially and adversely affect the ability of the Company to perform its obligations under this Agreement or which are otherwise material in the context of the sale of the Offered Securities.

                           (vi) The descriptions in the Registration Statements
                  and Prospectus of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown and such counsel does not know of any legal or governmental proceedings, statutes, regulations, contracts or other documents that are required to be described in the Registration Statements or the Prospectus or to be filed as exhibits to the Registration Statements that are not described or filed as required.

                  In addition, such counsel shall also state that no facts have come to the attention of such counsel that cause such counsel to believe that any part of the Registration Statement or any amendment thereto, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any supplement thereto, as of its issue date or as of such Closing Date, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief as to the financial statements and schedules or other financial or statistical data contained in the Registration Statements and the Prospectus).

                  Such opinion shall be to such further effect with respect to other legal matters relating to this Agreement and the transactions contemplated hereby as the Representatives and counsel to the Underwriters may reasonably request. In rendering such opinion, such counsel may rely as to matters governed by the laws of jurisdictions other than the laws of jurisdictions in which such counsel are admitted to practice and the federal laws of the United States upon the opinions of counsel reasonably satisfactory to the Representatives and counsel to the Underwriters.

                  (h) The Representatives shall have received the opinion of counsel for each of the Selling Shareholders in the form contemplated by the Power of Attorney executed and delivered by each Selling Shareholder.

                  (i) The Representatives shall have received from Dewey Ballantine LLP, counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to the validity of the Offered Securities delivered on such Closing Date, the Registration Statements, the Prospectus and other related matters as the Representatives may require, and the Selling Shareholders and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                  (j) The Representatives shall have received a certificate, dated such Closing Date, of the President or any Vice-President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that: (A) the representations and warranties of the Company in this Agreement are true and correct as though made on such Closing Date; (B) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; (C) no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission; (D) the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time the Prospectus was printed and distributed to any Underwriter; (E) subsequent to the dates as of which information is given in the Registration Statements and the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, prospects, results of operations or general affairs of the Company and its subsidiaries taken as a whole; and (F) they have carefully examined the Registration Statements and the Prospectus and neither any Registration Statement nor the Prospectus or any amendment or supplement thereto, as of their respective effective or issue dates and as of such Closing Date, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (k) The Representatives shall have received a letter, dated such Closing Date, of Deloitte & Touche LLP which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to such Closing Date for the purposes of this subsection.

                  (l) The Representatives shall have received a letter, dated such Closing Date, of PricewaterhouseCoopers LLP which meets the requirements of subsection (b) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to such Closing Date for the purposes of this subsection.

                  (m) The Representatives shall have received the written undertakings of the officers, directors and certain shareholders of the Company listed on Exhibit 2 to the effect contemplated in subsection (h) of Section 5 hereof unless otherwise waived or agreed to by the Representatives.

                  (n) The Representatives shall have received such other opinions, certificates, letters and other documents from or on behalf of the Company or the Selling Shareholders as the Representatives shall reasonably request.

All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof, only if they are reasonably satisfactory in form and substance to CSFBC and counsel for the Underwriters. The Company and the Selling Shareholders will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably requests. CSFBC may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.

         7. Indemnification and Contribution. (a) The Company will indemnify and hold harmless each Underwriter, its partners, directors and officers and each person, if any, who controls such Underwriter within the meaning of
Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below; and provided, further, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from any preliminary prospectus the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased the Offered Securities concerned, to the extent that a prospectus relating to such Offered Securities was required to be delivered by such Underwriter under the Act in connection with such purchase and any such loss, claim, damage or liability of such Underwriter results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Offered Securities to such person, a copy of the Prospectus (exclusive of material incorporated by reference) correcting such untrue statement or alleged untrue statement in or omission or alleged omission from such preliminary prospectus if the Company had previously furnished such quantity of copies thereof to such Underwriter as reasonably requested by or on behalf of such Underwriter.

         Insofar as the foregoing indemnity agreement, or the representations and warranties contained in Section 2(a)(ii), may permit indemnification for liabilities under the Act of any person who is an Underwriter or a partner or controlling person of an Underwriter within the meaning of Section 15 of the Act and who, at the date of this Agreement, is a director, officer or controlling person of the Company, the Company has been advised that in the opinion of the Commission such provisions may contravene Federal public policy as expressed in the Act and may therefore be unenforceable. In the event that a claim for indemnification under such agreement or such representations and warranties for any such liabilities (except insofar as such agreement provides for the payment by the Company of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted by such a person, the Company will submit to a court of appropriate jurisdiction (unless in the opinion of counsel for the Company the matter has already been settled by controlling precedent) the question of whether or not indemnification by it for such liabilities is against public policy as expressed in the Act and therefore unenforceable, and the Company will be governed by the final adjudication of such issue.

         (b) The Selling Shareholders, jointly and severally, will indemnify and hold harmless each Underwriter, its partners, directors and officers and each person, if any, who controls such Underwriter within the meaning of
Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Selling Shareholders will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by an Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below; and provided, further, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from any preliminary prospectus the indemnity agreement contained in this subsection (b) shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased the Offered Securities concerned, to the extent that a prospectus relating to such Offered Securities was required to be delivered by such Underwriter under the Act in connection with such purchase and any such loss, claim, damage or liability of such Underwriter results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Offered Securities to such person, a copy of the Prospectus (exclusive of material incorporated by reference) correcting such untrue statement or alleged untrue statement in or omission or alleged omission from such preliminary prospectus if the Company had previously furnished such quantity of copies thereof to such Underwriter as reasonably requested by or on behalf of such Underwriter.

         (c) Each Underwriter will severally and not jointly indemnify and hold harmless the Company, its directors an officers and each person, if any, who controls the Company within the meaning of Section 15 of the Act, and each Selling Shareholder against any losses, claims, damages or liabilities to which the Company or such Selling Shareholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company and each Selling Shareholder in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the information appearing under the caption "Underwriting" with respect to concession and discount figures and the information in the eighth paragraph and the last two sentences of the ninth paragraph appearing under the caption "Underwriting".

         (d) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under subsection (a), (b) or (c) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a), (b) or (c) above. In case any such action is brought against any indemnified party and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless (i) such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

         (e) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or (c) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Shareholders bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Shareholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (e). Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

         (f) The obligations of the Company and the Selling Shareholders under this Section shall be in addition to any liability which the Company and the Selling Shareholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

         8. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Offered Securities hereunder on either the First or any Optional Closing Date and the aggregate number of shares of Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date, CSFBC may make arrangements satisfactory to the Company and the Selling Shareholders for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of shares of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to CSFBC, the Company and the Selling Shareholders for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Shareholders, except as provided in Section 9 (provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement will not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

         9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Selling Shareholders, of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, any Selling Shareholder, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to
Section 8 or if for any reason the purchase of the Offered Securities by the Underwriters is not consummated, the Company and the Selling Shareholders shall remain responsible for the expenses to be paid or reimbursed by them pursuant to Section 5 and the respective obligations of the Company, the Selling Shareholders, and the Underwriters pursuant to Section 7 shall remain in effect, and if any Offered Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii), (iv) or (v) of Section 6(e), the Company and the Selling Shareholders will, jointly and severally, reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

         10. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representatives at Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention: Investment Banking Department - Transactions Advisory Group, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at DBT Online, Inc., 4530 Blue Lake Road, Boca Raton, FL 33431,
Attention: Timothy M. Leonard, or, if sent to the Selling Shareholders, or any of them, will be mailed, delivered or telegraphed and confirmed to such Selling Shareholder at the address of the Attorneys-in-Fact as set forth in the Powers of Attorney, or in each case to such other address as the person to be notified may have requested in writing; provided, however, that any notice to an Underwriter pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

         11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective personal representatives and successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

         12. Representation. The Representatives will act for the several Underwriters in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by the Representatives will be binding upon all the Underwriters. The Custodian will act for the Selling Shareholders in connection with such transactions, and any action under or in respect of this Agreement taken by the Custodian will be binding upon all the Selling Shareholders.

         13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

         14. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

         The Company and the Selling Shareholders hereby submit to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

         If the foregoing is in accordance with the Representatives' understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement among the Selling Shareholders, the Company and the several Underwriters in accordance with its terms.

                                            Very truly yours,

                                            DBT ONLINE, INC.



                                            By
                                               --------------------------------
                                               Name:
                                               Title:



                                            SELLING SHAREHOLDERS:

                                            HANK E. ASHER



                                            By:
                                               --------------------------------
                                                 Attorney-in-Fact



                                            CHARLES A. ASHER



                                            By:
                                               --------------------------------
                                                 Attorney-in-Fact



                                            JACK H. REED



                                            By:
                                               --------------------------------
                                                  Attorney-in-Fact



                                            SHARON GUNTHER



                                            By:
                                               --------------------------------
                                                  Attorney-in-Fact

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

           CREDIT SUISSE FIRST BOSTON CORPORATION
           INVEMED ASSOCIATES LLC


               Acting on behalf of themselves and as
                 the Representatives of the several
                 Underwriters.

                 By CREDIT SUISSE FIRST BOSTON CORPORATION

                 By
                   -----------------------------------
                 Name:
                 Title:

                                   SCHEDULE A



                                         Number of
                                            Firm            Number of Optional
                                       Securities to be        Securities to
Selling Shareholder                         Sold                 be Sold
-------------------                    ----------------     ------------------

Hank E. Asher..........................   4,469,758                    0
Charles A. Asher.......................     200,000              721,478
Jack H. Reed...........................           0              107,488
Sharon Gunther.........................           0               21,498
                                          ---------              -------
        Total..........................   4,669,758              850,464
                                          =========              =======

                                   SCHEDULE B


                                                               Number of
                                                            Firm Securities
           Underwriter                                      to be Purchased
           -----------                                      ---------------

Credit Suisse First Boston Corporation......................  [         ]
Invemed Associates LLC......................................  [         ]
                                                              ----------
        Total...............................................   5,669,758
                                                              ==========

                                   EXHIBIT 1

                                  SUBSIDIARIES


Name of Subsidiary                            Jurisdiction of Incorporation
------------------                            -----------------------------
Database Technologies, Inc.                   Florida

Patlex Corporation                            Pennsylvania

DBT Online Investment Company, Inc.           Nevada

DBT Online Holding Company, Inc.              Nevada

The Information Connectivity Group, Inc.      Nevada

DBT Licensing Corporation                     Nevada

Winshapes, Inc.                               Washington

I.R.S.C., Inc.                                California

Advanced Resource Concepts                    California

National Court Runners                        California

                                   EXHIBIT 2

                  OFFICERS, DIRECTORS AND CERTAIN SHAREHOLDERS


Charles G. Betty
Frank Borman
Gary E. Erlbaum
Jerold E. Glassman
Kenneth G. Langone
Bernard Marcus
Andrall E. Pearson
Eugene L. Step

Kevin A. Barr
Don R. Brown
George A. Bruder, Jr.
Pam Rendine-Cook
Ronald Fournet
Thomas J. Hoolihan
Timothy M. Leonard
James S. Milford
Andrew J. Perlmutter
Robin Platt Teincuff
Richard T. Rogers

Charles A. Lieppe